FOCUSED On advancing the next wave of medicine for inflammatory diseases JUNE 2025 ©2025 THIRD HARMONIC BIO Exhibit 99.1

Forward Looking Statements This presentation contains forward-looking statements within the meaning of, and made pursuant to the safe harbor provisions of, the Private Securities Litigation Reform Act of 1995. Any statements made in this presentation that are not statements of historical fact, including, but not limited to, the dissolution and Plan of Dissolution, the timing and amount of any distribution to the Company’s stockholders pursuant to the Plan of Dissolution, the Company’s strategic review process, and the Company’s ability to enter into any agreements or transactions for the sale of its remaining assets and intellectual property, including THB335, or if entered into, that any such agreements or transactions will be successful or on attractive terms. These statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions. These forward-looking statements are contained throughout this presentation. We base these forward-looking statements on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances at such time. As you read and consider this presentation, you should understand that these statements are not guarantees of future performance or results. The forward-looking statements are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on these forward-looking statements. Although we believe that these forward-looking statements are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect our actual results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements. Factors that may materially affect such forward-looking statements include: our limited operating history and that we have not completed any clinical trials beyond Phase 1 and have not had any product candidates approved for commercial sale; our significant net losses incurred since inception and the likelihood of incurring additional losses for the foreseeable future; our need for substantial additional funding; the early stage of development of our programs and the possibility they may fail in development; our future performance is substantially dependent on our ability to identify and develop future product candidates; legal and regulatory risks; and intellectual property-related risks, among others. Additional risks and uncertainties that could affect our financial results and business are more fully described under the caption “Risk Factors” in our Quarterly Report on Form 10-Q for the three months ended March 31, 2025, filed with the SEC on May 8, 2025, and our other SEC filings, which are available on the Investor & Media page of our website at https://ir.thirdharmonicbio.com/ and on the SEC’s website at www.sec.gov. These cautionary statements should not be construed by you to be exhaustive and are made only as of the date of this presentation. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by applicable law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk.

Summary and Next Steps Liquidation and Dissolution on-track and sale process of THB335 underway Stockholders approved liquidation and dissolution of the Company Initial distribution currently expected in the range between approximately $5.30 and $5.35 per share of common stock, expected in the third quarter of 2025 THB335 demonstrated 85% serum tryptase reduction with an encouraging safety profile in an additional Phase 1 cohort evaluating 100mg dose with new drug product capsule formulation Sale process of THB335 initiated Completed all clinical, toxicology and manufacturing activities to support a Phase 2 clinical trial of THB335 for the treatment of CSU; FDA submission imminent to seek clearance for trial initiation

“PIPELINE-IN-A-TARGET” POTENTIAL CLINICAL CANDIDATE: THB335 KIT: A NOVEL, CLINICALLY VALIDATED TARGET LARGE ESTABLISHED MARKETS WITH HIGH UNMET NEED THRD: Focused on KIT to Treat Mast Cell-Mediated Inflammatory Diseases Millions of patients living with severe mast cell-mediated diseases; high residual need despite multiple approved products Clinical validation of KIT as potentially transformative target for mast cell-mediated diseases Highly selective, oral small  molecule with potential to optimize therapeutic index and offer patient convenience over injectables Potential treatment options for a range of dermal, airway, and GI inflammatory diseases

High Disease Burden in Chronic Spontaneous Urticaria

A severe, yet undertreated dermal inflammatory condition

"Out there, it's a horrible world for urticaria patients"[1]



- **Prevalence:** More than 1.5 million patients or 0.5-1% point prevalence; ~70-80% female, mean age ~46 years
- **Disease impact:** CSU severely impairs quality of life, causes significant physical discomfort and emotional distress, including anxiety, depression, insomnia and social isolation
- **Limited treatment options:** Oral anti-histamines effective in only ~50% of patients; single biologic therapy approved for second-line use
- **New treatment options** are imperative to driving disease awareness, diagnosis and treatment

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[1]Marcus Maurer MD, LifeSci Immunology and Inflammation Day, May 10, 2022

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KIT is the Master Regulator of Mast Cell Function and Survival

Oral small molecule approach to KIT offers multiple potential therapeutic advantages

KIT

- Targeting mast cell vs specific activating pathways or downstream mediators provides broad approach to addressing disease symptoms
- Emerging clinical validation for potential best-in-disease efficacy in CSU

INTRACELLULAR SMALL MOLECULE INHIBITION

- Potential for therapeutic index optimization
- Patient and medical practice convenience
- Avoids risk of mAb-mediated mast cell activation/anaphylaxis



SCF dimer
Cytokines
KIT receptor
Allergen
Dimerization
IgE
Other stimuli
P
THB335
(KIT inhibitor)
KIT inhibitor reduces mast cell proliferation, differentiation, and survival
KIT inhibitor reduces mast cell degranulation

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THB335: A Next-Generation, Potent, and Highly Selective Wild-Type KIT Inhibitor Low nanomolar KIT potency with excellent kinome selectivity in biochemical and cell-based assays Peripherally restricted biodistribution Structural and metabolic improvements vs THB001 to address DILI risk Favorable nonclinical pharmacokinetic profile, including high oral bioavailability, metabolic stability, and long circulating half-life No off-target toxicology findings in IND-enabling studies, consistent with THB001 experience through chronic studies in rodent and non-rodent species New composition of matter IP; base patent term through 2043 THB335 Product Profile DILI = drug-induced liver injury

THB335 In Vitro Pharmacology Overview Potent, selective, reversible KIT kinase inhibitor DiscoverX KinomeSCAN @ 1μM KIT  Biochemical Cellular Kinase Target KD  (nM) HTRF KIT IC50 (nM) Multiple   (nM) KIT 1.5 16.1 5.01 – 7.92 CSF1R 33 56 >30003 – >100002 PDGFRα NT 2710 NT PDGFRβ 34 737 >30004 ABL1 NT NT >100002 DDR1 NT NT 78002 FLT3 >1000 NT NT Percent Control 0% 0.1% 0.1-1% 1-5% 10-35% > 35% 5-10% 1 M-07e pKIT IC50 (KIT) 2 HEK293 nanoBRET EC50 (KIT, CSF1R, ABL1, DDR1) 3 M-NFS-60 EC50 (CSF1R) 4 A10 EC50 (PDGFRβ)

THB335: Phase 1 SAD/MAD/Food Effect in Healthy Volunteers  Assess safety and tolerability Characterize pharmacokinetics Measure pharmacodynamic effect by serum tryptase Key Objectives Phase 1 Trial Design Single Ascending Dose (n=40) (fasted unless otherwise specified) Healthy Male/Female, 18-65 yrs Plasma PK Serum Tryptase Multiple Ascending Dose (n=39) Healthy Male/Female 18-65 yrs Plasma/Urine PK Serum Tryptase 164 mg 41 mg 82 mg 21 mg 205 mg Fed 164 mg 41 mg 82 mg 21 mg fasted fed fed fed 1 2 3 4 5 1 2 3 5 100 mg fed 4 Gen 1 Gen 2 Drug Product Capsule Formulation

Additional THB335 Phase 1 100mg MAD Cohort

Key changes vs original Phase 1 trial MAD cohorts

- Utilized a new drug product capsule formulation that is intended for use in future clinical development (Gen 2) vs FIH API in capsule used for original Phase 1 cohorts (Gen 1)
- Lab draws decreased by ~1/2 to minimize phlebotomy effect seen in original Phase 1 cohorts
- Enrollment increased from n=8 (6 active, 2 placebo) to n=10 (7 active, 3 placebo)
- 14-day dosing period maintained; subjects monitored in-unit through day 28
- Baseline thresholds introduced for ANC (3000/uL) and hemoglobin (13.0 g/dL)

ANC = absolute neutrophil count; FIH = first-in-human; API = active pharmaceutical ingredient

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THB335 100mg MAD Cohort Pharmacokinetics Summary

Consistent PK with 164mg dose level in original MAD cohort of the Phase 1 trial



THB335 MAD PK
THB335 Plasma Conc (ng/mL)
8000
6000
4000
2000
0
0
4
8
12
16
20
Time (day)
100 mg

Dose	KIT IC90 Coverage
Placebo (n=3)	N/A
Gen 2 100 mg (n=7)	~7.4x
Gen 1 164 mg (n=5)[1]	~6.8x

[1] One subject discontinued at day 3 due to unrelated hypertension

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THB335 100mg MAD Cohort Pharmacodynamics Summary – Serum Tryptase Consistent serum tryptase reductions with 164mg dose level in original MAD cohort of the Phase 1 trial Dose Serum Tryptase Mean % Reduction at Day 15 Placebo (n=3) -16% Gen 2 100 mg (n=7) -85% Gen 1 164 mg (n=5)1 -84% Placebo 100 mg THB335 MAD Serum Tryptase Avg (percent change from baseline) Study day Tryptase values below lower limit of quantification (LLOQ; 1 ng/mL) were imputed at 0 ng/mL 1 One subject discontinued at day 3 due to unrelated hypertension

THB335 100mg MAD Cohort Safety Summary Adverse events reported ≥ 2 subjects 100 mg N=7 Placebo N=3 Pruritus 3 0 Somnolence 3 0 Abdominal distension 2 0 Constipation 2 0 Erythema 2 0 Flatulence 2 0 Muscle spasms 2 0 Pain in extremity 2 0 One moderate AE of neutrophil reduction; known on-target effect of KIT inhibition No AEs due to hemoglobin reduction; no clinically significant laboratory value changes One subject experienced mild hair color change and mild taste loss No discontinuations due to drug-related adverse events

THB335 100mg MAD Cohort Safety: Hemoglobin and ANC No adverse events related to hemoglobin Expected on-target dose-dependent reductions in ANC; one moderate adverse event Hemoglobin (g/dL) Mean value Study day ULN LLN LLN ULN Neutrophils (absolute) (Thou/uL) Mean value Study day ULN LLN Placebo 100 mg Placebo 100 mg Placebo 100 mg

Original Phase 1 MAD Cohorts Previously Presented Data

THB335 MAD Pharmacokinetics Summary T1/2 ~40 hours Mild positive food effect 41% variability coefficient THB335 MAD PK 21 mg 41 mg 82 mg 164 mg THB335 plasma concentration (ng/mL) Time (days) IC90 IC50 Dose KIT IC90 Coverage Placebo (n=8) na 21 mg (n=6) ~0.5x 41 mg (n=6) ~2x 82 mg (n=6) ~4.5x 164 mg (n=5)1 ~6.8x 1 One subject discontinued at day 3 due to unrelated hypertension

THB335 MAD Pharmacodynamics Summary – Serum Tryptase Dose Serum Tryptase Mean % Reduction at Day 15 Placebo (n=8) 0.8% 21 mg (n=6) -13% 41 mg (n=6) -50% 82 mg (n=6) -59% 164 mg (n=5)1 -84% Tryptase values below lower limit of quantification (LLOQ; 1 ng/mL) were imputed at 0 ng/mL 1 One subject discontinued at day 3 due to unrelated hypertension THB335 MAD Serum Tryptase Placebo 21 mg 41 mg 82 mg 164 mg Avg (percent change from baseline) Visit day Tryptase concentrations (ng/mL)

THB335 MAD Pharmacodynamics Summary – Stem Cell Factor THB335 MAD Stem Cell Factor Dose Stem Cell Factor Mean % Increase at Day 16 Placebo (n=8) 0.4% 21 mg (n=6) 9% 41 mg (n=6) 23% 82 mg (n=6) 43% 164 mg (n=5)1 56% 1 One subject discontinued at day 3 due to unrelated hypertension Mean/SD Percent Change from Baseline Visit day Placebo 21 mg 41 mg 82 mg 164 mg

THB335 MAD Safety Summary Adverse events reported ≥ 2 subjects AE TERM Dose 21 mg 41 mg 82 mg 164 mg Placebo Hair Depigmentation 0 0 3 4 0 Low Hemoglobin 0 0 2 5 0 Decreased WBC 0 1 1 2 0 Low ANC 0 1 0 2 0 Elevated Liver Enzymes 0 0 0 1 2 Headache 0 1 0 0 1 Contact Dermatitis due to EKG leads 1 0 0 0 1 Hair depigmentation, low hemoglobin and decreased neutrophils (ANC)/white blood cell (WBC) counts all known on-target effects of KIT inhibition All adverse events resolved either during dosing or after dosing completion during follow-up period No discontinuations due to drug-related adverse events

THB335 MAD Safety: ALT/AST Elevations Mild/moderate, asymptomatic and transient transaminase elevations in 3 subjects (2 placebo, 1 active) Numeric result Study day ALT (U/L) AST (U/L) Placebo (21 mg cohort) Placebo (164 mg cohort) Active (164 mg cohort) High In range ALT >500 U/L is international standard for evidence of drug-induced liver injury 164 mg cohort AEs are largely consistent in time course and similar in magnitude between active and placebo subjects 164 mg active subject’s liver values began to decline by day 15, when THB335 exposure remained high Plasma metabolite ID showed no evidence for presence of reactive intermediates Based on data review with DILI experts, transaminitis event in active subject not believed to be drug-related

Expected on-target dose-dependent reductions in ANC All values normalized by follow-up day 38 THB335 MAD Safety: Neutrophils (ANC) Neutrophils (absolute) ANC (109/L) 21 mg 41 mg 82 mg 164 mg Placebo ULN ULN LLN Visit day Mean value

Hemoglobin (g/dL) THB335 MAD Safety: Hemoglobin 21 mg 41 mg 82 mg 164 mg Placebo Evidence of phlebotomy effect in decreased hemoglobin in placebo subjects Lower baseline values in 164 mg cohorts may contribute to AE severity ULN LLN LLN ULN Mean value Visit day

THB335 MAD Hematology Safety Summary AE TERM Severity Dose 21 mg 41 mg 82 mg 164 mg Low hemoglobin Mild 0 0 0 0 Moderate 0 0 2 2 Severe 0 0 0 3 Low ANC Mild 0 0 0 0 Moderate 0 1 0 1 Severe 0 0 0 1 Low WBC Mild 0 1 1 1 Moderate 0 0 0 1 Severe 0 0 0 0 Hemoglobin AEs graded utilizing FDA preventative vaccine clinical trial guidance1 AEs graded utilizing CTCAE2 criteria in THB001 Phase 1 study (conducted ex-US) All hemoglobin AEs reported in this study are grade 1 under CTCAE guidelines 1 https://www.fda.gov/regulatory-information/search-fda-guidance-documents/toxicity-grading-scale-healthy-adult-and-adolescent-volunteers-enrolled-preventive-vaccine-clinical 2 https://ctep.cancer.gov/protocoldevelopment/electronic_applications/docs/ctcae_v5_quick_reference_5x7.pdf

THB335 MAD Safety: Hemoglobin Mean Hemoglobin (SD) (g/dL) Day 1 Day 14 Day 22 Day 29/EOS Placebo (n=8) 12.9 (1.22) 12.8 (1.11) 12.2 (1.18) 12.6 (0.93) 21 mg (n=6) 12.8 (0.56) 12.4 (0.55) 12.2 (0.53) 12.3 (0.72) 41 mg (n=6) 14.2 (0.95) 14.0 (1.35) 13.1 (1.19) 13.4 (1.01) 82 mg (n=6) 14.0 (0.68) 12.7 (0.67) 12.1 (0.63) 12.7 (0.55) 164 mg (n=5)1 12.9 (0.63) 12.3 (0.70) 10.8 (0.56) 11.6 (0.69) Majority female study population drives lower baseline/day 1 values Hemoglobin values nadir at day 22, evidence of partial recovery by day 29 AE grading per FDA vaccine guidance (change from baseline) Grade 2 (moderate): 1.6-2.0 g/dL Grade 3 (severe): 2.1-5.0 g/dL 1 One subject discontinued at day 3 due to unrelated hypertension

THB335 Phase 1 Clinical Trial Results Summary Once daily dosing with dose-dependent increases in exposure exceeded the KIT IC90 at doses > 41mg Sustained, dose-dependent decreases in serum tryptase Most recent clinical data demonstrates encouraging safety profile with minimal on-target adverse events Provides basis for a Phase 2 clinical trial in CSU

“Pipeline-in-a-Target” Potential with KIT Inhibition In addition to CSU, opportunity to pursue additional mast-cell mediated inflammatory disorders Meaningful opportunity in severe asthma, where mast cells play a central role in pathophysiology and clear need exists for new oral therapies Other companies developing KIT inhibitors are pursuing proof-of-concept trials in atopic dermatitis, prurigo nodularis, asthma, eosinophilic esophagitis, allergic rhinitis/conjunctivitis, and mast cell activation syndrome Clinical validation may enable fast-follow strategy Respiratory CRSwNP Skin Select Mast Cell-Mediated Diseases Gastrointestinal Food allergy EoE IBD IBS Prurigo nodularis Chronic urticaria Atopic dermatitis Asthma

Summary and Next Steps Plan of Liquidation and Dissolution on-track and sale process of THB335 underway Stockholders approved liquidation and dissolution of the Company Initial distribution currently expected in the range between approximately $5.30 and $5.35 per share of common stock, expected in the third quarter of 2025 THB335 demonstrated 85% serum tryptase reduction with an encouraging safety profile in an additional Phase 1 cohort evaluating 100mg dose with new drug product capsule formulation Sale process of THB335 initiated Completed all clinical, toxicology and manufacturing activities to support a Phase 2 clinical trial of THB335 for the treatment of CSU; FDA submission imminent to seek clearance for trial initiation

APPENDIX

THB335 Original MAD Cohorts Baseline Characteristics Variable Dose 21 mg N=6 41 mg N=6 82 mg N=6 164 mg N=6 Placebo N=8 Sex, n (%) Female 6 (100%) 3 (50%) 6 (100%) 6 (100%) 8 (100%) Male 0 (0%) 3 (50%) 0 (0%) 0 (0%) 0 (0%) Age (years) Median 55.5 51.5 58.0 56.0 53.0 Race, n (%) White 6 (100.0%) 5 (83.3%) 6 (100.0%) 5 (83.3%) 7 (87.5%) Black or African American 0 (0%) 1 (16.7%) 0 (0%) 1 (16.7%) 1 (12.5%) Ethnicity, n (%) Hispanic or Latino 6 (100%) 2 (33.3%) 6 (100%) 6 (100%) 6 (75.0%) Not Hispanic or Latino 0 (0%) 4 (66.7%) 0 (0%) 0 (0%) 2 (25.0%) BMI (kg/m2) Mean 28.1 28.3 26.3 28.7 27.7

THB335 100mg MAD Cohort Baseline Characteristics Variable 100 mg N=7 Placebo N=3 Sex, n (%) Female 7 (100%) 2 (66.7%) Male 0 (0.0%) 1 (33.3%) Age (years) Median 56.0 53.0 Race, n (%) White 6 (85.7%) 3 (100.0%) Black or African American 1 (14.3%) 0 (0.0%) Ethnicity, n (%) Hispanic or Latino 5 (71.4%) 3 (100.0%) Not Hispanic or Latino 2 (28.6%) 0 (0.0%) BMI (kg/m2) Mean 27.98 28.18

First-Generation THB001 Phase 1b CINDU[1] Study Overview

Discontinued dose escalation study designed to interrogate potential for therapeutic index optimization

DESIGN AND OBJECTIVES

- 3 doses (1:1:1) of THB001 (total N=30) for 12 weeks
- Pharmacokinetics and serum tryptase levels
- Mean reduction in critical temperature threshold (CTT)

STUDY DISPOSITION

- Enrolled 5 subjects in 200mg BID dose cohort before study discontinuation
- 1 subject completed 12 weeks of treatment
- 2 subjects discontinued at week 8 due to DILI AEs
- 2 remaining subjects were discontinued from study drug at weeks 3 and 4 and were followed for safety

STUDY SCHEMATIC



THB001 200mg BID
(n=10)
12 WEEKS TX
Follow-up
4 WEEKS
SRC
SCREENING
4 Weeks
THB001 300mg BID
(n=10)
12 WEEKS TX
Follow-up
4 WEEKS
SRC
THB001 400mg BID
(n=10)
12 WEEKS TX
Follow-up
4 WEEKS

[1]Chronic Inducible Urticaria

SRC=safety review committee

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Early Clinical Proof-Of-Concept Demonstrated With THB001

Discontinued cold inducible urticaria study results

CLINICAL RESPONSES GENERATED AT LOWEST PLANNED DOSE

- Rapid tryptase reduction: -83% mean change from baseline by week 1
- Strong correlation between serum tryptase reduction and clinical response
- 4/5 patients achieved clinical response (2 CRs, 2 PRs) despite early termination of study

SAFETY SUMMARY

- No serious or severe adverse events (AEs)
- Two moderate AEs of transaminitis which resolved at weeks 17 and 25 of follow-up
- All other AEs were mild, reversible, and consistent with KIT biology

THB001 MEAN TEMPTEST AND SERUM TRYPTASE[1]



TempTest (°Celsius)
Serum Tryptase (µg/L)
30
25
20
15
10
5
6
5
4
3
2
1 LLOQ
Complete response
Baseline
Week 1
Week 2
Week 4
Week 6
Week 8
Week 10
Week 12 EOT
Study Week

THB001 MEAN ANC BY VISIT[1]



Neutrophils abs. (/cmm)
6000
5500
5000
4500
4000
3500
3000
2500
2000
1500
1000
Baseline
Week 1
Week 2
Week 4
Week 6
Week 8
Week 10
Week 12 EOT
Study Week

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[1] Data are mean +/- SE

ANC = absolute neutrophil count; CR = complete response; EOT = end of treatment; LLOQ = lower limit of quantitation; PR = partial response

Note: Individual subject data available in appendix

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First-Generation THB001 Phase 1b CINDU Study Efficacy Summary

4 of 5 subjects reached partial (n=2) or complete (n=2) responses at lowest planned dose of 200mg BID



SUBJECT 1 >>
PARTIAL RESPONSE
SUBJECT 2>>
PARTIAL RESPONSE
SUBJECT 3>>
NO RESPONSE
SUBJECT 4 >>
COMPLETE RESPONSE
SUBJECT 5 >>
COMPLETE RESPONSE
TempTest °C
Serum Tryptase µg/L
Study Day
Baseline
Treatment
Post-Treatment

- Rapid tryptase reduction: -83% mean change from baseline by week 1
- Strong correlation between serum tryptase reduction and clinical response consistent with other published urticaria clinical data
- 4/5 patients achieved clinical response despite early termination of study

Note: Negative TempTest results (complete response) are shown at 3° C.
Serum Tryptase values below lower limit of quantitation are shown at 0 µg/L. Empty circles indicate results post treatment.

TempTest complete response ≤ 4°C
Serum lower limit of quantitation = 1 µg/L

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11 1000 First-Generation THB001 Phase 1b CINDU Study Safety Summary No serious or severe AEs Two moderate AEs of transaminitis which resolved at weeks 17 and 25 of follow-up All other AEs were mild Overall profile consistent with on-target effects of KIT inhibition observed in the Phase 1a study (e.g., hair color change) Hematologic profile similar to Phase 1a and trend toward stabilization of values observed as expected Baseline THB001 Hematology Hemoglobin and neutrophil count by subject over time Study Day Baseline Treatment Post-Treatment Subject: Subject 1 Subject 2 Subject 3 Subject 4 Subject 5

THB001 Showed Evidence of Reactive Metabolite Formation

Mechanistic studies provide potential basis for observed transaminitis


THB001
Reactive metabolite
"Detoxification" pathway
(+)
Diol
GSH adduct
Oxidative stress
Protein adducts
LIVER DAMAGE

[^{14}C] THB001 COVALENT PROTEIN ADDUCT FORMATION IN HUMAN LIVER MICROSOMES IS REDUCED IN THE PRESENCE OF GSH OR CYP INHIBITION


Covalent Protein Adduct (pmol/mg equivalent)
140
120
100
80
60
40
20
0
p<0.05
Literature cut-off[1]
Diclofenac
THB001
THB001+GSH
THB001+ABT
POSITIVE CONTROL
REACTIVE METABOLITE SCAVENGER
CYP INHIBITOR

CYP = cytochrome P450; GSH = glutathione

[1] Published literature cut-off: Evans D.C. et al. *Chem Res Toxicol* 2004

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THB335 is Metabolically Distinct from THB001

Next-generation structural modifications functionally block the site of reactive metabolite formation

- Diol formed via a reactive epoxide identified as major metabolite of THB001
  - GSH adduct formation associated with detoxification pathways
- Next-generation structural modifications functionally block the reactive metabolic pathway
  - No evidence of diol or GSH adduct formation across species and test systems

SYSTEM	SPECIES	ASSAY	THB001		THB732[1]		THB335	
			GSH	Diol	GSH	Diol	GSH	Diol
In vitro	human	human liver microsomes	+	+	–	–	NT	–
	rat	plasma	+	+	–	–	–	–
In vivo	dog	plasma	+	+	–	–	–	–
	human	plasma	+	+				

[1] THB732 is a next-generation tool compound with high structural similarity to THB335

MASS SPEC EXTRACTION ION CHROMATOGRAMS

Human Liver Microsomes


THB001
Diol major metabolite
Relative abundance (%)
100
0
19.21
24.11
26.93
27.13
31.88
5.00
10.00
15.00
20.00
25.00
30.00
35.00
THB335
No Diol Detected
Relative abundance (%)
100
90
80
70
60
50
40
30
20
10
0
7.73
8.35
8.71
9.23
9.82
10.16
10.52
5
6
7
8
9
10
11

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Next-Gen is Phenotypically Distinct from THB001 in Human Hepatocyte Culture

No evidence for induction of oxidative stress pathways with next-generation analog of THB335



SPHEROID MODEL
Primary human hepatocytes co-cultured with Kupffer and endothelial cells to replicate physiologic liver functions (e.g., drug metabolism, cytokine responses)

↓

21-DAY DRUG TREATMENT
At 100% and 90% cell viability concentrations

↓

TRANSCRIPTOMIC ANALYSIS
Assess changes in gene sets[1,5] associated with detoxification and oxidative stress vs control

BULK RNA SEQ ANALYSIS VS VEHICLE CONTROL AT DAY 21


Detoxification Signals[1]
Xenobiotic Metabolism[2]
Liver Detoxification Ph I_II_III[3]
Biological Oxidations[2]
CYP450 Arranged by Substrate[2]
Ph I Function of Compounds[2]
PhII Conjugation of Compounds[2]
Xenobiotics[2]
Metabolism Xenobiotics[4]
Metapathway Biotrans Ph I_II[2]
Oxidation by CYP 450[2]
NES
3
2
1
0
-1
-2
-3
FDR<0.01
7 20 2.5 7.5 (uM)
THB001 THB732[6]
Oxidative Stress (NRF2)[5]
ABHD4
AKR1C3
ALAS1
BLVRB
GSTA1
GSTA2
HMOX1
PIR
SRXN1
TXNRD1
log2FC
2
1
0
-1
-2
FDR<0.001
7 20 2.5 7.5 (uM)
THB001 THB732[6]

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[1]Gene sets derived from [2]Molecular Signatures Database (MSigDB), [3]Insphero and [4]Toxicogenomics.
[5]Kang, W., et al.. Toxicol Sci, 2020. 177(1): p. 121-139.
[6]THB732 is a next-generation tool compound with high structural similarity to THB335

NES = normalized enrichment score
FDR = false discovery rate
FC = fold change

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